Exhibit 32.1

ARCA BIOPHARMA, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SEC. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Michael R. Bristow, Chief Executive Officer of ARCA biopharma, Inc. (the "Company"), and C. Jeffrey Dekker, Chief Financial Officer of the Company, each hereby certifies that, to the best of his/her knowledge:

(1)
The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2023, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and
(2)
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

In Witness Whereof, the undersigned have set their hands hereto as of the 18th day of October, 2023.

/s/ Michael R. Bristow	/s/ C. Jeffrey Dekker

Michael R. Bristow	C. Jeffrey Dekker
President and Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. § 1350, as adopted) has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of ARCA biopharma, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.